UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 9, 2007

AZZ incorporated

(Exact name of registrant as specified in its charter)

Texas	1-12777	75-0948250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

University Centre I, Suite 200

1300 South University Drive

Fort Worth, Texas 76107

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 810-0095

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

AZZ incorporated, a Texas corporation (the “Company”), announced today that on April 5, 2007, its Board of Directors declared a 2-for-1 stock split of the Company’s common stock in the form of a 100% stock dividend (the “Stock Dividend”). The Stock Dividend is payable on May 4, 2007, to shareholders of record as of April 20, 2007, with a broker’s cut off date of April 27, 2007.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished with this Form 8-K

99.1 Press Release of the Company dated April 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2007	AZZ incorporated
(Registrant)

	By:	/s/ Dana L. Perry
Dana L. Perry
Senior Vice President Finance
Chief Financial Officer